                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                   LIBERTY ALL-STAR EQUITY FUND (EQUITY FUND)
                LIBERTY ALL-STAR GROWTH FUND, INC. (GROWTH FUND)
                           (COLLECTIVELY, THE FUNDS)
                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 772-3626
                                ----------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                 APRIL 29, 2005
                                ----------------

To the Shareholders of the Funds:

     NOTICE IS HEREBY GIVEN that the 2005 Annual Meetings of Shareholders of the Funds will be held in Conference Room A, 2nd Floor, at One Financial Center, Boston, Massachusetts, on April 29, 2005, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meetings is to consider and act upon the following matters:

     1. To elect two Directors of the Growth Fund; and

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on March 9, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

David A. Rozenson
Secretary of the Funds

  YOUR VOTE IS IMPORTANT -- PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETINGS. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETINGS IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

April 1, 2005

                   LIBERTY ALL-STAR EQUITY FUND (EQUITY FUND)
                LIBERTY ALL-STAR GROWTH FUND, INC. (GROWTH FUND)
                           (COLLECTIVELY, THE FUNDS)
                                ----------------

                                PROXY STATEMENT
                        ANNUAL MEETINGS OF SHAREHOLDERS

                                 APRIL 29, 2005
                                ----------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held in Conference Room A, 2nd Floor, on April 29, 2005, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) at One Financial Center, Boston, Massachusetts, and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

     The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about April 1, 2005 of the Notice of Annual Meetings, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers and employees of the Funds' investment advisor, Liberty Asset Management Company (LAMCO), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

     The Meeting is being held to vote on the matters described in the table below:

MATTERS                                                       GROWTH FUND   EQUITY FUND
-------                                                       -----------   -----------
Election of Directors (Proposal 1)                                 X            N/A(1)
Transaction of such other business as may properly come
  before the Meetings or any adjournments thereof                  X              X

---------------

(1) The Board of the Equity Fund is divided into three classes, each of which serves for three years. The class whose term expires at the upcoming Meeting is composed of one Trustee, James E. Grinnell, who is retiring from service on the Board as of the date of the Meeting. Therefore, no Trustee of the Equity Fund is scheduled for election at the Meeting.

PROPOSAL 1. ELECTION OF DIRECTORS FOR THE GROWTH FUND

     Each Fund's Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Shares of the Growth Fund represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the Growth Fund for the year 2008 (or special meeting in lieu thereof):

    Growth Fund
    -----------
  John A. Benning     Served as Director since October, 2002
  William E. Mayer    Served as Director since December, 1998

     If elected, Messrs. Benning and Mayer have each consented to serve as Director following the Meeting and each is expected to be able to do so. If either of Messrs. Benning or Mayer is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Directors may recommend (unless authority to vote for the election of Directors has been withheld).

     No Trustees of the Equity Fund are scheduled for election.

TRUSTEES/DIRECTORS AND OFFICERS

     The names, addresses and ages of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the fund complex and other directorships they hold are shown below.

TRUSTEES/DIRECTORS

                                                                                NUMBER OF
                                                                               PORTFOLIOS
                    EQUITY FUND    GROWTH FUND                                   IN FUND
                     LENGTH OF      LENGTH OF                                    COMPLEX
                    SERVICE AND    SERVICE AND                                  OVERSEEN
   NAME/AGE AND       TERM OF        TERM OF       PRINCIPAL OCCUPATION(S)     BY TRUSTEE/     OTHER DIRECTORSHIPS
    ADDRESS(1)         OFFICE        OFFICE         DURING PAST FIVE YEARS     DIRECTOR(2)            HELD
------------------  ------------   -----------   ----------------------------  -----------   -----------------------
DISINTERESTED
  TRUSTEES/DIRECTORS
John A. Benning      Oct., 2002    Oct., 2002    Retired since December,             2       TT International USA
  (Age 70)              2006          2005       1999; Senior Vice President,                (investment company)
                                                 General Counsel and
                                                 Secretary, Liberty Financial
                                                 Companies, Inc. (July, 1985
                                                 to December, 1999); Vice
                                                 President, Secretary and
                                                 Director, Liberty Asset
                                                 Management Company (August,
                                                 1985 to December, 1999)

James E. Grinnell   August, 1986   May, 1994     Private Investor since              2       None
  (Age 75)            2005(3)        2005(3)     November, 1988

Richard W. Lowry    August, 1986   May, 1994     Private investor since            106       None
  Chairman              2007          2007       August, 1987 (formerly
  (Age 68)                                       Chairman and Chief Executive
                                                 Officer, U.S. Plywood
                                                 Corporation (building
                                                 products manufacturer))

John J. Neuhauser   April, 1998    April, 1998   Academic Vice President and       106       Saucony, Inc. (athletic
  (Age 61)              2007          2006       Dean of Faculties since                     footwear)
                                                 August, 1999, Boston College
                                                 (formerly Dean, Boston
                                                 College School of Management
                                                 from September, 1977 to
                                                 September, 1999)
INTERESTED
  TRUSTEE/DIRECTOR
William E. Mayer    April, 1998    Dec., 1998    Founding Partner, Park            106       Lee Enterprises (print
  (Age 64)(4)           2006          2005       Avenue Equity Partners                      media); WR Hambrecht +
                                                 (private equity) since                      Co. (financial service
                                                 August, 1999                                provider); Premier
                                                                                             (healthcare); Readers
                                                                                             Digest (publisher)

-------------

(1) All the Trustees/Directors are members of the Audit Committee of each Fund except for Mr. Mayer. The address of each Trustee/Director is One Financial Center, Boston, MA 02111-2621.

(2) At December 31, 2004, Messrs. Lowry, Mayer and Neuhauser also served as trustees or directors of the various investment companies in the Columbia family of funds (Columbia Funds) which consisted of 96 open-end and 8 closed-end management investment company portfolios. The portfolios overseen by these three Trustees/Directors include the Funds and Columbia Funds. The "Fund Complex" includes the Funds, Columbia Funds, Nations Funds and Galaxy Funds.

(3) Mr. Grinnell is retiring from service on the Board of Trustees/Directors as of the date of the Meeting.

(4) "Interested person" of the Funds, as defined in the Investment Company Act of 1940, because of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

PRINCIPAL OFFICERS

     Each person listed below serves as an officer of each Fund.

                                                                             PRINCIPAL OCCUPATION(S)
 NAME/AGE AND ADDRESS(1)              POSITION WITH FUNDS                     DURING PAST FIVE YEARS
--------------------------   --------------------------------------   --------------------------------------
William R. Parmentier, Jr.   President and Chief Executive Officer    President and Chief Executive Officer
  (Age 52)                   since April, 1999                        of the Liberty All-Star Funds since
                                                                      April, 1999; Chief Investment
                                                                      Officer -- External Managers of LAMCO
                                                                      since July, 1998 and Director since
                                                                      April, 2004.

Mark T. Haley, CFA           Vice President since April, 1999         Vice President -- Investments of the
  (Age 40)                                                            Liberty All-Star Funds since April,
                                                                      1999, Vice President -- Investments of
                                                                      LAMCO since January, 1999.

Fred H. Wofford              Vice President since June, 2003          Vice President -- Operations of the
  (Age 49)                                                            Liberty All-Star Funds since June,
                                                                      2003; Director of Funds Operations of
                                                                      LAMCO since March, 2003; (formerly
                                                                      Director of Investment Compliance,
                                                                      Deutsche Asset Management from
                                                                      February, 1999 to March, 2003; Manager
                                                                      of Fund Administration, BankBoston
                                                                      1784 Funds from November, 1995 to
                                                                      February, 1999).

Mary Joan Hoene              Senior Vice President and Chief          Senior Vice President and Chief
  (Age 55)                   Compliance Officer since August, 2004    Compliance Officer of the Columbia
                                                                      Funds, the Galaxy Funds, Nations Funds
                                                                      and of the Liberty All-Star Funds
                                                                      since August, 2004 and the BACAP
                                                                      Registered Hedge Funds and Columbia
                                                                      Management Multi-Strategy Hedge Fund
                                                                      since October, 2004; (formerly,
                                                                      Partner, Carter, Ledyard & Milburn LLP
                                                                      from January, 2001 to August, 2004;
                                                                      Counsel, Carter, Ledyard & Milburn LLP
                                                                      from November, 1999 to December, 2000;
                                                                      Vice President and Counsel, Equitable
                                                                      Life Assurance Society of the United
                                                                      States from April, 1998 to November,
                                                                      1999).

J. Kevin Connaughton         Treasurer since December, 2003           Treasurer of the Columbia Funds and
  (Age 40)                                                            Liberty All-Star Funds since December,
                                                                      2000; Vice President of Columbia
                                                                      Management Advisors since April, 2003;
                                                                      (formerly, President of the Columbia
                                                                      Funds from February, 2004 to October,
                                                                      2004; Chief Accounting Officer and
                                                                      Controller of the Liberty Funds and of
                                                                      the Liberty All-Star Funds from
                                                                      February, 1998 to October, 2000);
                                                                      Treasurer of the Galaxy Funds since
                                                                      September, 2002; (formerly, Treasurer
                                                                      from December, 2002 to December, 2004
                                                                      and President from February, 2004 to
                                                                      December, 2004 of Columbia Management
                                                                      Multi-Strategy Hedge Fund, LLC; Vice
                                                                      President of Colonial Management
                                                                      Associates, Inc. from February, 1998
                                                                      to October, 2000).

                                                                             PRINCIPAL OCCUPATION(S)
 NAME/AGE AND ADDRESS(1)              POSITION WITH FUNDS                     DURING PAST FIVE YEARS
--------------------------   --------------------------------------   --------------------------------------
Michael G. Clarke            Chief Accounting Officer since           Chief Accounting Officer of the
  (Age 35)                   October, 2004                            Columbia Funds and of the Liberty
                                                                      All-Star Funds since October, 2004;
                                                                      (formerly, Controller of the Columbia
                                                                      Funds and of the Liberty All-Star
                                                                      Funds from May, 2004 to October, 2004;
                                                                      Assistant Treasurer from June, 2002 to
                                                                      May, 2004; Vice President, Product
                                                                      Strategy & Development of the Liberty
                                                                      Funds Group from February, 2001 to
                                                                      June, 2002; Assistant Treasurer of the
                                                                      Liberty Funds and of the Liberty
                                                                      All-Star Funds from August, 1999 to
                                                                      February, 2001; Audit Manager Deloitte
                                                                      & Touche LLP from May, 1997 to August,
                                                                      1999).

Jeffery R. Coleman           Controller since October, 2004           Controller of the Columbia Funds and
  (Age 35)                                                            Liberty All-Star Funds since October,
                                                                      2004; (formerly, Vice President of CDC
                                                                      IXIS Asset Management Services, Inc.
                                                                      and Deputy Treasurer of the CDC Nvest
                                                                      Funds and Loomis Sayles Funds from
                                                                      February, 2003 to September, 2004;
                                                                      Assistant Vice President of CDC IXIS
                                                                      Asset Management Services, Inc. and
                                                                      Assistant Treasurer of the CDC Nvest
                                                                      Funds from August, 2000 to February,
                                                                      2003; Tax Manager of PFPC Inc. from
                                                                      November, 1996 to August, 2000).

David A. Rozenson            Secretary since December, 2003           Secretary of the Liberty All-Star
  (Age 50)                                                            Funds since December, 2003; Associate
                                                                      General Counsel of Bank of America
                                                                      Corporation since April, 2004; Senior
                                                                      Counsel, Fleet Boston Financial
                                                                      Corporation from January, 1996 to
                                                                      April, 2004; Associate General
                                                                      Counsel, Columbia Management Group
                                                                      from November, 2002 to April, 2004.

-------------

(1) The address of each officer is One Financial Center, Boston, MA 02111-2621.

     Messrs. Connaughton, Clarke and Coleman and Ms. Hoene hold the same offices with the Columbia Funds which consist of 96 open-end funds and 8 closed-end management investment company portfolios. Ms. Hoene also holds the same office with the Galaxy Funds which consist of 13 open-end management investment company portfolios and Nations Funds which consist of 63 open-end and 1 closed-end management investment company portfolios.

     The term of office of each of the Trustees/Directors will expire on the final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year specified in the table above. The Funds' officers are elected each year by the Trustees/Directors at the first meeting of the Board held after the annual meeting of shareholders. Each Fund officer holds office until the meeting of the Board following the next annual meeting of shareholders, until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death.

     During 2004, the Board of Trustees/Directors of the Funds held seven meetings and the Audit Committee held four meetings. All Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at the annual meeting of shareholders, but encourage such attendance. None of the Trustees/Directors attended the Funds' 2004 annual shareholder meetings.

     Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee/Director in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

AUDIT COMMITTEE

     Each Fund has an Audit Committee comprised of only "Independent Trustees/Directors" (as defined in the New York Stock Exchange (NYSE) Listing Standards for director/trustees of closed-end investment companies) of the Funds, who are also not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund. Each member of the Audit Committees must be financially literate and at least one member must have prior accounting experience or related financial management expertise. Each Board of Trustees/Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and that one of its members has prior accounting experience or related financial management expertise. The members of the Audit Committee are John A. Benning, James E. Grinnell, Richard W. Lowry and John J. Neuhauser. Mr. Grinnell is retiring from service on the board of Trustees/Directors as of the date of the Meeting.

     On February 8, 2005, each Audit Committee adopted revisions to its written Audit Committee charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Appendix A. The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of LAMCO's internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

AUDIT COMMITTEE REPORT

     The Audit Committee of each Fund has submitted the following report:

     At a meeting of the Audit Committees on February 8, 2005, the Audit
Committees: (i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year; (ii) discussed with PricewaterhouseCoopers LLP (PwC), the Funds' independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to the independent accountants' independence. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders.

John A. Benning
James E. Grinnell*
Richard W. Lowry
John J. Neuhauser
-------------

* James E. Grinnell is retiring from service on the Board of Trustees/Directors as of the date of the Meeting.

NOMINATION INFORMATION

     Neither Fund has a nominating or compensation committee. The Fund Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund. Only once in the past four years has a new Trustee/Director been elected to replace a retiring Trustee/Director.

     When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either

Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an ad hoc nominating committee. No ad hoc nominating committee of either Fund met during the fiscal year ended December 31, 2004. Each Fund's Disinterested Trustees/Directors are "independent" under NYSE Listing Standards, and are not "interested persons" of the Fund under the 1940 Act.

     The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Funds' Secretary at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members. In that case, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

     The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/ Directors will evaluate whether a candidate is an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards. The Disinterested Trustees/Directors also consider whether a prospective candidate's workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

     The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by an Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Disinterested Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

COMPENSATION

     The aggregate of the fees paid to the Trustees/Directors by the Funds that have the same Board of Trustees/Directors and hold their meetings concurrently, consist of Trustees/Directors fees of $125,000 per annum, assuming that a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated equally between the Funds, and the remaining two-thirds was allocated between the Funds based on their relative net assets.

     The following table shows, for the fiscal year ended December 31, 2004, the compensation paid by each Fund to each Trustee/Director, the total compensation paid by both Funds and the Fund Complex to each Trustee/Director. The Funds have no bonus, profit-sharing or retirement plans.

                                                                        TOTAL COMPENSATION
                                COMPENSATION FROM   COMPENSATION FROM        FROM THE
             NAME                THE EQUITY FUND     THE GROWTH FUND       FUND COMPLEX
------------------------------  -----------------   -----------------   ------------------
John A. Benning...............     $19,024.33           $6,175.67          $ 25,200.00
James E. Grinnell(1)..........     $19,024.33           $6,175.67          $ 25,200.00
Richard W. Lowry(2)...........     $19,024.33           $6,175.67          $175,900.00
William E. Mayer(2)...........     $18,273.43           $5,926.57          $190,900.00
John J. Neuhauser(2)..........     $19,024.33           $6,175.67          $193,109.00

-------------

(1) Mr. Grinnell is retiring from service on the Boards of Trustees/Directors as of the date of the Meeting.

(2) In addition to receiving compensation for their services as Trustees/Directors of the Funds, Messrs. Lowry, Mayer and Neuhauser received compensation for services as trustees/directors of several investment companies consisting of 104 portfolios. Mr. Neuhauser also received compensation for his service a director of the Columbia Multi-Strategy Hedge Fund, LLC. Mr. Neuhauser resigned from the Columbia Multi-Strategy Hedge Fund, LLC on December 3, 2004. See footnote (2) to the table under "Trustees/Directors".

SHARE OWNERSHIP

     The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2005 (i) in each of the Funds, and (ii) in all Columbia Funds overseen by the Trustee/Director in the Columbia Fund Complex.

                                                                 AGGREGATE DOLLAR
                                                                  RANGE OF EQUITY
                                                                 SECURITIES OWNED
                                                                   IN ALL FUNDS
                           DOLLAR RANGE OF    DOLLAR RANGE OF   OVERSEEN BY TRUSTEE
                          EQUITY SECURITIES  EQUITY SECURITIES       IN FAMILY
                            OWNED IN THE       OWNED IN THE        OF INVESTMENT
NAME OF TRUSTEE/DIRECTOR   EQUITY FUND(2)     GROWTH FUND(2)         COMPANIES
------------------------  -----------------  -----------------  -------------------
DISINTERESTED TRUSTEES/
  DIRECTORS
John A. Benning........   $50,001-$100,000      $1-$10,000         Over $100,000
Richard W. Lowry(1)....     Over $100,000     $10,001-$50,000      Over $100,000
John J. Neuhauser(1)...      $1-$10,000         $1-$10,000         Over $100,000

INTERESTED TRUSTEES/
  DIRECTORS
William E. Mayer(1)....      $1-$10,000         $1-$10,000       $50,001-$100,000

-------------

(1) Trustee/Director also serves as a Trustee of Columbia Fund Complex.

(2) Securities valued as of December 31, 2004.

     As of December 31, 2004, no disinterested Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of Bank of America Corporation, LAMCO, another investment advisor, sub-advisor or portfolio manager of any of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

     During the calendar years ended December 31, 2001, 2002, 2003 and 2004, Mr. Lowry had a material interest in a trust (approximately $3,912,000 as of December 31, 2004) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also had a material interest in that trust (approximately $1,191,055 as of December 31, 2004).

REQUIRED VOTE

     A plurality of votes cast at the Meeting, if a quorum of shareholders of the Growth Fund is represented, is required for the election of each Director. Since two Directors of the Growth Fund are to be elected, the two persons who receive the highest number of votes at the Meeting will be elected.

                                 OTHER BUSINESS

     The Boards of Trustees/Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                                   MANAGEMENT

     LAMCO, One Financial Center, Boston, MA 02111, is the Funds' Manager. Pursuant to its Fund Management Agreements with the Funds, LAMCO implements and operates the Funds' multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds' assets, subject to the Funds' investment objectives and policies and any directions of the Trustees/Directors. LAMCO recommends to the Boards of Trustees/Directors the independent investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds.

     LAMCO is responsible under its Fund Management Agreements for the provision of certain administrative services to the Funds. Certain of LAMCO's administrative responsibilities to the Funds have been delegated to its affiliate, Columbia Management Advisors, Inc., One Financial Center, Boston, MA 02111.

     The names and addresses of the Funds' current Portfolio Managers are as follows:

EQUITY FUND

Mastrapasqua Asset Management, Inc.
814 Church Street, Suite 600
Nashville, TN 37203

Matrix Asset Advisors, Inc.
747 Third Avenue
New York, NY 10017

Pzena Investment Management, LLC
120 West 45th Street
New York, NY 10036

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

GROWTH FUND

M.A. Weatherbie & Co., Inc.
265 Franklin Street
Boston, MA 02110

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL 60606

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Financial statements for the Funds' fiscal year ended December 31, 2004 were audited by PricewaterhouseCoopers LLP (PwC). PwC serves as the independent registered public accounting firm ("independent accountants") for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds, to LAMCO and to affiliates of LAMCO. The Boards of Trustees/Directors of each Fund have selected PwC as the independent accountants for the Funds for the fiscal year ending December 31, 2005. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

     Each Fund's Audit Committee is required to pre-approve the engagement of the Fund's independent accountants to provide audit and non-audit services to the Fund and non-audit services to LAMCO or any entity controlling, controlled by or under common control with LAMCO that provides ongoing services to the Fund ("LAMCO Affiliates"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

     The Funds' Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to LAMCO, and LAMCO Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to LAMCO and LAMCO Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, LAMCO or LAMCO Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

     Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for information purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

     The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The following table sets forth for each Fund the aggregate fees billed by PwC for the Fund's last two fiscal years for professional services rendered for
(a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to LAMCO and LAMCO Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

          (i) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

          (ii) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters.

          (iii) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

          (iv) All Other Fees--fees for products and services provided to the Fund by PwC other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For each Fund's last two fiscal years, no fees were billed by PwC that would be disclosed under the caption "All Other Fees" to either Fund or to LAMCO or any LAMCO Affiliates.

     For periods prior to May 6, 2003, the amounts shown below under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to pre-approval of non-audit services had been in effect. During the Funds' fiscal years ended December 31, 2003 and 2004, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for the fiscal years ended December 31, 2003 and 2004 were pre-approved by the respective Audit Committees.

                                              FISCAL                AUDIT-RELATED              ALL OTHER
                                               YEAR    AUDIT FEES       FEES        TAX FEES     FEES
                                              ------   ----------   -------------   --------   ---------
Equity Fund                                    2003     $33,000        $4,000        $2,600       $0
                                               2004     $38,700        $4,000        $2,600       $0

Growth Fund                                    2003     $27,500        $4,000        $2,600       $0
                                               2004     $24,700        $4,000        $2,600       $0

LAMCO & LAMCO Affiliates (relating directly
  to the operating and financial reporting
  of the Equity Fund)                          2003                        $0            $0       $0
                                               2004                        $0            $0       $0

LAMCO & LAMCO Affiliates (relating directly
  to the operating and financial reporting
  of the Growth Fund)                          2003                        $0            $0       $0
                                               2004                        $0            $0       $0

     The aggregate non-audit fees billed by PwC for the fiscal years ended December 31, 2003 and 2004 for services rendered to: (a) the Equity Fund and LAMCO and LAMCO Affiliates (providing ongoing services to the Equity Fund) were $6,600 and $6,600, respectively, and (b) the Growth Fund and LAMCO and LAMCO Affiliates (providing ongoing services to the Growth Fund) were $6,600 and $6,600, respectively.

     The Audit Committee has determined that the provision by PwC of non-audit services to LAMCO and/or LAMCO Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of PwC as the

Fund's independent accountants. Since May 6, 2003, all services provided by PwC to a Fund, LAMCO or a LAMCO Affiliate that were required to be pre-approved by the Audit Committee were pre-approved.

                         INFORMATION ABOUT THE MEETING

     Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Directors of the Growth Fund of the nominees named under PROPOSAL 1. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

     For each Fund, a majority of the shares entitled to vote of the Fund, outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

     The election of the Directors is by plurality of votes cast by the shareholders of the growth Fund at the Meeting. Only shareholders of record of a Fund on March 9, 2005 may vote.

     Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If a proposal must be approved by a percentage of shares present at the meeting or of the Funds' outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name"; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

     In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

     All shareholders of record of a Fund on March 9, 2005 are entitled to one vote for each share held. To the knowledge of the Funds, on the record date for the Meeting, no shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of either Fund.

     In addition, the Trustees, Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of the record date. As of the record date, there were 147,565,343 outstanding shares of beneficial interest of Equity Fund and 26,173,977 outstanding shares of common stock of Growth Fund.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Funds' Trustees/Directors and officers and persons who own more than ten percent of the Funds' outstanding shares and certain officers and directors of LAMCO (collectively, "Section 16 reporting persons") to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

                               OTHER INFORMATION

     THE FUNDS' ANNUAL REPORTS AND ANY SUBSEQUENT QUARTERLY REPORTS OF THE FUNDS WERE PREVIOUSLY SENT TO SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO LAMCO AT ONE FINANCIAL CENTER, MAIL STOP:
MA5-515-10-24, BOSTON, MA 02111-2621, OR BY CALLING 1-800-241-1850.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     Under the SEC's proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds' proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2006 Annual Meeting must be received by the Funds on or before December 5, 2005. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit shareholder proposals to the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621.

     Shareholders who wish to make a proposal at a Fund's 2006 Annual Meeting that will not be included in the Funds' proxy materials must notify the Fund on or before February 17, 2006. If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

                                   APPENDIX A

                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.

                            AUDIT COMMITTEE CHARTER
                          adopted on February 8, 2005

I. PURPOSE

     This Charter has been adopted by the Audit Committee of the Board of Directors/Trustees (the "Board") of each investment company named above (each, a "Fund"). The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, and the work of the Fund's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the Fund's investment adviser (the "Adviser") and the Board.

     - Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

     - The independent auditors have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Fund's accounting and reporting practices.

     The Audit Committee shall assist Board oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Adviser's internal audit function and independent auditors. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund except for services as a Board member, (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and (4) meets the independence requirements set forth in New York Stock Exchange Rule 303.01(B)(3) or the applicable rule of any other exchange on which shares of the Fund are listed.

     Each member of the Audit Committee shall be financially literate, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III. MEETINGS

     The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     A. CHARTER. Review this Charter annually and recommend any proposed changes to the Board.

     B. INTERNAL CONTROLS.

        1. Review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls.

        2. Review with management and the independent auditors:

           a. any significant audit findings related to the Fund's systems for accounting, reporting and internal controls; and

           b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     C. INDEPENDENT AUDITORS.

        1. SELECTION AND OVERSIGHT. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent auditors shall report directly to the Audit Committee.

        2. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE FUND. Except as provided below, pre-approve any engagement of the Fund's independent auditors to provide any services to the Fund (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).(1) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

-------------------------------
(1) Pre approval of non-audit services to a Fund is not required, if:
    a. the services were not recognized by management at the time of the engagement as non-audit services;
    b. the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent auditors during the fiscal year in which the non-audit services are provided; and
    c. such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

          The independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

           a. Bookkeeping or other services related to the accounting records or financial statements of the Fund;

           b. Financial information systems design and implementation;

           c. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

           d. Actuarial services;

           e. Internal audit outsourcing services;

           f. Management functions or human resources;

           g. Broker or dealer, investment adviser or investment banking services;

           h. Legal services or expert services unrelated to the audit; and

           i. Any other services that the Public Company Accounting Oversight Board determines are impermissible.

        3. PRE-APPROVAL OF CERTAIN NON-AUDIT SERVICES TO THE ADVISER AND ITS AFFILIATES. Except as provided below, pre-approve any engagement of the Fund's independent auditors to provide any services to the Adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent auditors.(1) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

        4. AUDITOR INDEPENDENCE. On an annual basis, request, receive in writing and review the independent auditors' specific representations as to their independence, including identification of all significant relationships the auditors have with the Fund, management, any affiliates and any material service provider to the Fund and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself as to the independent auditors' independence.

        5. AUDIT SCOPE. Meet with the independent auditors and management to review the arrangements for and scope of proposed audits for the current year and the audit procedures to be utilized.

        6. AUDIT RESULTS. At the conclusion of an audit, meet with the independent auditors and management to review the audit results, including any comments or recommendations of the independent auditors or management regarding their assessment of significant risks or exposures and the steps taken by

-------------------------------
(1) Pre approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:
    a. the services were not recognized by management at the time of the engagement as non-audit services;
    b. the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IVC2 or 3 of this Charter paid by the Fund, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and
    c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit.

           management to minimize such risks to the Fund, any audit problems or difficulties and management's response, and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

        7. MANAGEMENT LETTER. Review any management letter prepared by the independent auditors and management's response to any such letter.

        8. FINANCIAL STATEMENTS. Review with management and the independent auditors the Fund's audited annual financial statements and quarterly unaudited financial statements, including any discussion or analysis of the Fund's financial condition and results of operations, and, recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

        9. AUDITOR REPORT. On an annual basis, obtain and review a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the independent auditors' most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     D. FINANCIAL REPORTING PROCESSES.

        Meet separately and periodically with management and the independent auditors, and, if the Audit Committee so desires, with internal auditors (or other personnel responsible for the internal audit function), and review the matters that the auditors believe should be communicated to the Committee in accordance with auditing professional standards.

     E. AUTHORITY.

        1. INFORMATION. Have direct access to management and personnel responsible for the Fund's accounting and financial reporting or for the Fund's internal controls, as well as to the independent auditors and the Fund's other service providers.

        2. INVESTIGATION. Have the authority to investigate any other matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Fund's independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

        3. FUNDING. Be provided with appropriate funding by the Fund, as determined by the Audit Committee, for the payment of (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (b) compensation to any adviser employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        4. CODE OF ETHICS. Have the authority to review any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

     F. OTHER RESPONSIBILITIES.

        1. REPORT TO THE BOARD. Report regularly its significant activities to the Board and make such recommendations with respect to any matter herein as the Audit Committee may deem necessary or appropriate.

        2. PRESS RELEASES. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.

        3. AUDIT COMMITTEE REPORT. Prepare an audit committee report as required by the Securities and Exchange Commission to be included in the annual proxy statement.

        4. WHISTLEBLOWER PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Fund or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential anonymous, submission by any employee of the Fund, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

        5. RISK POLICIES. Discuss policies with respect to risk assessment and risk management.

        6. HIRING POLICIES. If the Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.

        7. MINUTES.  Maintain minutes of its meetings.

        8. PERFORMANCE EVALUATION.  Evaluate its performance annually.

        9. NECESSARY ACTIVITIES. Perform any other activities consistent with this Charter, the Fund's governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.

[ALL-STAR GROWTH FUND, INC. LOGO]
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694



                                  DETACH HERE                    ZLBG71

                                                            |   3704
                                                            |
                                                             --



                              _
       PLEASE MARK           |
[X]    VOTES AS IN
       THIS EXAMPLE.





--------------------------------------------------------------------------------
                       LIBERTY ALL-STAR GROWTH FUND, INC.
--------------------------------------------------------------------------------

1.   To elect two Directors of the Fund (Item 1 of Notice).
     Nominees: (01) John A. Benning and (02) William E. Mayer

           FOR                                  WITHHELD
           ALL             [ ]           [ ]    FROM ALL
         NOMINEES                               NOMINEES




            [ ]  ---------------------------------------
                 For all nominees except as noted above




2. In their discretion, upon such other business as may properly come before the Meeting and any adjournments, thereof.







   Mark box at right if an address change has been noted           [ ]
   on the reverse side of this card.


Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.



Signature:             Date:           Signature:               Date:
          ------------      ----------           --------------      ----------

                                   DETACH HERE                            ZLBG72






                       LIBERTY ALL-STAR GROWTH FUND, INC.

 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

                 PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS


The undersigned, revoking previous proxies, hereby appoints Heidi A. Hoefler and David A. Rozenson, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the 2005 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 29, 2005 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ALL-STAR EQUITY FUND LOGO]
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694












                                  DETACH HERE                            ZLBE21



                                                                   |   3703
                                                                   |
                              --                                    --
                             |
     PLEASE MARK             |
[X]  VOTES AS IN
     THIS EXAMPLE.


--------------------------------------------------------------------------------
                          LIBERTY ALL-STAR EQUITY FUND
--------------------------------------------------------------------------------

                                                       FOR    AGAINST    ABSTAIN
1.   In their discretion, upon such business as may    [ ]      [ ]        [ ]
     properly come before the Meeting and any adjournment thereof.


   Mark box at right if an address change has been noted          [ ]
   on the reverse side of this card.


Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.


Signature:              Date:          Signature:                Date:
          -------------      ---------           ---------------      ----------

                                DETACH HERE                               ZLBE22






                          LIBERTY ALL-STAR EQUITY FUND

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                 PROXY FOR 2005 ANNUAL MEETING OF SHAREHOLDERS


The undersigned, revoking previous proxies, hereby appoints Heidi A. Hoefler and David A. Rozenson, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 2005 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 29, 2005 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.


--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
                  PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------